UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2010

CHINA EXECUTIVE EDUCATION CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-153574	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China
(Address of Principal Executive Offices)

310005
(Zip Code)

(86) 0571-8880-8109
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

    On December 9, 2010, China Executive Education Corp. (the “Company”), issued a press release in which the Company announced that production on “The Next Magic,” a biographical movie based on the life of the Company’s CEO, Kaien “Rocky” Liang, was completed in November. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)   The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated December 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2010

CHINA EXECUTIVE EDUCATION CORP.

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chairman and Chief Executive Officer